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                                  EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS





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               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Cohu, Inc. 1994 Stock Option Plan of our report dated February 10, 1995, with respect to the consolidated financial statements of Cohu, Inc. incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1994, filed with the Securities and Exchange Commission.


                                       /s/ ERNST & YOUNG LLP
San Diego, California                  ------------------------
June 29, 1995                          ERNST & YOUNG LLP